Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible Assets [Abstract]
Intangible assets

	Indefinite lived		Definite lived
	Licenses	Internal development costs	Internal development costs	Licenses	Software	Total
Cost
January 1, 2021	11,144	—	—	—	168	11,312
Additions	2,293	631	—	600	14	3,538
Transfers	(452)	—	—	452	(6)	(6)
December 31, 2021	12,985	631	—	1,052	176	14,844
Additions	695	323	—	—	110	1,128
Transfers	—	(954)	954	—	—	—
Exchange difference	—	—	—	—	(8)	(8)
December 31, 2022	13,680	—	954	1,052	278	15,964

Accumulated amortization
January 1, 2021	(1,069)	—	—	—	(64)	(1,133)
Amortization charge	—	—	—	(50)	(79)	(129)
December 31, 2021	(1,069)	—	—	(50)	(143)	(1,262)
Amortization charge	—	—	—	(75)	(43)	(118)
Impairment charge	(226)	—	—	—	—	(226)
Exchange difference	—	—	—	—	2	2
December 31, 2022	(1,295)	—	—	(125)	(184)	(1,604)

Net book amount
December 31, 2021	11,916	631	—	1,002	33	13,582
December 31, 2022	12,385	—	954	927	94	14,360
Amortization and impairment of intangible assets have been charged to the following categories in the consolidated statement of operation:

(in KUSD)	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Cost of product sales	75	50	—
R&D expenses	255	12	230
G&A expenses	14	67	33
	344	129	263
Licenses
Licenses classified as definite-lived intangible assets are amortized over their useful lives, which are determined on the basis of the expected pattern of consumption of the expected future economic benefits embodied in the licenses and which therefore commence only once the necessary regulatory and marketing approval has been received for the product candidates to which they relate. The Company classifies its licenses relating to product candidates for which regulatory approval has not been received as indefinite-lived intangible assets and did not recognize amortization expense relating to these licenses.
On April 23, 2021, the Company received FDA approval for ZYNLONTA. Upon FDA approval, the Company assigned an estimated useful life of 14 years to the intangible assets related to ZYNLONTA based on the expected patent life, which includes an extension period that the Company believes is highly probable of being granted. This estimated useful life does not include additional patent protection that may be granted under applications filed but not yet approved other than the extension period discussed above. Amortization expense relating to the ZYNLONTA intangible assets for the year ended December 31, 2022 and December 31, 2021 was KUSD 75 and KUSD 50, respectively, which was recorded in Cost of product sales in the consolidated statement of operations.
In 2022, the Company capitalized the following license fees paid or accrued to third parties as intangible assets:
Milestone Payments
•An amount of KUSD 500 paid upon the dosing of a specific number of patients in the first in-human clinical study related to an antibody the Company acquired from a third party to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset; and
•An amount of KUSD 195 paid upon the successful completion of in-vivo efficacy studies related to a license with a third party to use their specific binding proteins in the development, manufacturing and commercialization of products. The amount was capitalized as an indefinite-lived intangible asset.
In 2021, the Company capitalized the following license fees paid or accrued to third parties as intangible assets:
Milestone Payments
•An amount of KUSD 1,050 paid upon the successful completion of a pre-clinical toxicology study and IND submission related to an antibody the Company acquired from a third party to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset;
•An amount of KUSD 600 paid upon final regulatory approval of ZYNLONTA related to a license agreement with a third party to use their technology to research, develop, manufacture and commercialize products. The amount was capitalized as a definite-lived intangible asset and is being amortized over its estimated useful life of 14 years as described above; and
•An amount of KUSD 293 paid upon the commencement of a Phase 1 clinical trial related to a license agreement with a third party to use their technology to research, develop, manufacture and commercialize products. The amount was capitalized as an indefinite-lived intangible asset.
License Payments
•An amount of KUSD 400 paid relating to a license agreement with a third party to use their proprietary conjugation technology to research, develop, manufacture and commercialize products. The amount was capitalized as an indefinite-lived intangible asset;
•An amount of KUSD 300 paid relating to a license agreement with a third party to acquire an antibody to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset; and
•An amount of KUSD 250 paid relating to a license agreement with a third party to acquire an antibody to be used in research, development, manufacturing and commercialization. The amount was capitalized as an indefinite-lived intangible asset.

Internal Development Costs

The ZYNLONTA internal development costs were initially recorded as an indefinite-lived intangible asset. In December 2022, regulatory approval was achieved in the EU, at which point the asset became a definite-lived intangible asset. The Company will commence amortization of the asset based on a systematic and rational approach.
Impairment testing

The Group performed its annual impairment test by assessing the estimated fair value less costs to sell (recoverable amount) and comparing to the carrying value of the assets. The recoverable amount of the assets is considered to be a Level 3 in the fair value hierarchy due to the unobservable inputs used in the valuation.

For purposes of assessing impairment, each of the significant indefinite-lived intangible assets were grouped at the lowest levels for which there are separately identifiable expected future cash flows. The valuation models calculate the risk-adjusted discounted cash flow observing the following key assumptions in estimating the recoverable amount:

–Timing and outcome of achieving clinical development and regulatory approval milestones;
– Anticipated research and development costs;
–Size of potential market and general commercialization expectations, such as anticipated pricing and uptake; and
–Anticipated cost of goods and sales and marketing expenditures.

Each of the product candidates related to the indefinite-lived and definite-lived intangible assets are additionally monitored for impairment considering the following indicators:
–Future contractual commitments and internal budgets approved by the Board of Directors for ongoing and future trials;
–Consideration of the progress of clinical trials, including obtaining primary endpoint readout data, discussions with regulatory authorities for new trials and enrollment status for ongoing clinical trials; and
–Consideration of market potential, supported where available by external market studies, and assessments of competitor products and product candidates.
If a candidate fails any of those indicators, the entire balance is written off. During 2022 and 2020, the Company terminated a program in each year. Consequently, impairment charges of KUSD 226 and KUSD 216 (corresponding to the entire carrying amount of the capitalized licenses) were recognized and charged to R&D expenses in the consolidated statement of operation. No impairment losses were recognized in 2021.